Exhibit 99.6

CENTERLINE HOLDING COMPANY

NOTICE OF GUARANTEED DELIVERY

FOR RIGHTS TO ACQUIRE 11.0% CUMULATIVE CONVERTIBLE PREFERRED SHARES, SERIES A-1

TO

CENTERLINE HOLDING COMPANY

This notice (the “Notice of Guaranteed Delivery”) must be used to exercise the non-transferable subscription rights (the “Rights”) to acquire 11.0% cumulative convertible preferred shares, series A-1 (the “Convertible Preferred Shares”) of Centerline Holding Company (the “Company”), pursuant to the rights offering (the “Rights Offering”) described in the Company’s prospectus supplement, dated March 7, 2008 (the “Prospectus Supplement”), if a holder of Rights cannot deliver the subscription rights certificate(s) evidencing the Rights (the “Subscription Rights Certificate(s)”) to the subscription agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., Eastern Time, on April 4, 2008, unless extended by the Company in its sole discretion (the “Expiration Time”). This Notice of Guaranteed Delivery must be delivered by U.S. Mail or overnight courier to the Subscription Agent and must be received by the Subscription Agent on or prior to the Expiration Time. Payment in full of the subscription price of $11.70 (the “Subscription Price”) for each Convertible Preferred Share of the Company subscribed for upon exercise of the Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to the Expiration Time even if the Subscription Rights Certificate evidencing such Rights is being delivered pursuant to the guaranteed deliver procedures.

Subscription Rights Certificate(s) evidencing the Rights that are being exercised must be delivered to the Subscription Agent within three business days following the date the Notice of Guaranteed Delivery was received by the Subscription Agent. See the section in the Prospectus captioned “The Rights Offering—Guaranteed Delivery Procedures”.

The Subscription Agent is Computershare Trust Company, N.A. DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE A VALID DELIVERY.

By United States Mail:	By Overnight Courier:
Centerline Holding Company c/o Computershare Trust Company, N.A. P.O. Box 859208 Braintree, MA 02185-9208 Attn: Voluntary Corporate Actions	Centerline Holding Company c/o Computershare Trust Company, N.A. 161 Bay State Drive Braintree, MA 02184 Attn: Voluntary Corporate Actions

Ladies and Gentlemen:

The undersigned hereby represents that he or she is the holder of Subscription Rights Certificate(s) representing _____ Rights and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent at or before the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the Rights, represented by Subscription Rights Certificate(s), to subscribe for _____ Convertible Preferred Shares.

The undersigned understands that payment in full of the Subscription Price of $11.70 for each Convertible Preferred Share subscribed for pursuant to the exercise of Rights, must be received by the Subscription Agent before the Expiration Time, and represents that such payment, in the aggregate amount of $________, either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith;

☐	will be delivered to the Subscription Agent prior to the Expiration Time; or

☐	has been delivered separately to the Subscription Agent, and was delivered in the manner set forth below (check appropriate box);

☐         certified check

☐         cashier’s check

☐         money order

This Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned and shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

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PLEASE SIGN AND COMPLETE

Signature(s):
		Address	Telephone Number
Name(s):
	Print or Type	City, State and Zip Code	Subscription Rights Certificate No(s) (If Available)
Signature(s):
		Address	Telephone Number
Name(s):
	Print or Type	City, State and Zip Code	Subscription Rights Certificate No(s) (If Available)

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including Zip Code):

Telephone Number:

GUARANTEE OF DELIVERY

(NOT TO BE USED FOR RIGHTS CERTIFICATE SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., commercial bank or trust company having an office or correspondent in the United States, or another “Eligible Guarantor Institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that within three business days from the date of receipt by the Subscription Agent of the Notice of Guaranteed Delivery, the undersigned will deliver to the Subscription Agent the Subscription Rights Certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents.

Name of Firm	Authorized Signature	Date

Address	Name (Print or Type)	Telephone Number

City, State and Zip Code	Title

The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

DO NOT SEND SUBSCRIPTION RIGHTS CERTIFICATES WITH THIS FORM